Exhibit 10.70

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

SENT VIA FACSIMILE AND FEDERAL EXPRESS PRIORITY OVERNIGHT

Confidential

January 20, 2005

Mr. Linus Cortez

Chief Financial Officer

Stuller, Inc.

302 Rue Louis XIV

Lafayette, Louisiana 70508

Dear Mr. Cortez:

This letter, when accepted by Stuller Inc., will amend our letter agreement dated March 16, 2000, and replace our existing letter agreement dated, December 18, 2003.

For the Term, Charles & Colvard, Ltd., (C&C), hereby:

1.	Appoints Stuller Inc., (Stuller) the rights to sell Charles & Colvard created moissanite (either as a loose jewel or in manufactured jewelry) in the territory comprised of the North American Continent from the present date until December 31, 2005. (The appointment Term)

2.	Warrants that C&C shall appoint no additional distributors for the loose moissanite jewel in the territory during the term.

3.	Warrants that Stuller will be charged no more than the lowest price charged to any jewelry industry customer worldwide. (Current price attached as Schedule A). Further, if at any time the pricing of moissanite is decreased, C&C shall provide Stuller with a credit toward additional purchases of moissanite equal to the amount of such price decrease on the lesser of (a) Stuller’s net purchases of moissanite during the prior 90 days or (b) Stuller’s actual inventory at such time.

4.	Agrees to provide funding for the joint marketing of moissanite jewels as outlined on Schedule B attached, during 2005. Such funding shall be provided either as a credit to Stuller against future purchases, or as cash payments to vendors other than Stuller or C&C. Additionally, C&C Agrees to provide the funds for the marketing of moissanite equal to *****% of Stuller’s purchases from C&C, paid quarterly in arrears, in the form of credits against future purchases of moissanite from C&C. It is agreed that the use of funds described on Schedule B, by mutual consent, may be used for purposes other than those detailed on the Schedule.

5.	Agrees *****.

6.	Agrees to provide the Stuller staff with any required training concerning the product, the marketing strategy, and the product positioning being implemented by C&C.

7.	Agrees to maintain a backup inventory of *****% of the previous quarters purchases by Stuller during the life of the agreement.

8.	Agrees *****.

Stuller hereby recognizes and agrees to cooperate with C&C in the protection of all C&C trademarks, copyrights and intellectual property. Further, Stuller agrees to include Charles & Colvard created moissanite in its catalog and trade show presentations for the term of the agreement; and to make commercially reasonable efforts to market moissanite

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

to its customers consistent with the brand identity guidelines supplied by C&C, and, Stuller specifically agrees to make commercially reasonable efforts to sell Charles & Colvard created moissanite as loose stones to retailers and manufacturers only for use in jewelry mountings and not for resale as loose stones.

Further, Stuller agrees *****. The parties agree *****.

If the forgoing meets with your understanding of our agreement, please sign and return one copy of this letter for my files.

Agreed and accepted:

Charles & Colvard, Ltd.	Stuller, Inc.

/s/ Robert S. Thomas	/s/ Linus Cortez
Robert S. Thomas	Linus Cortez
Chairman & CEO	Chief Financial Officer

Date: January 20, 2005	Date: January 20, 2005

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

Schedule A

Jewel Price List

Effective January 1, 2005. All prices listed in US$. All prices subject to change without notice.

SRB (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2.5	0.05	*****	*****	*****	*****	78
3	0.09	*****	*****	*****	*****	78
3.25	0.11	*****	*****	*****	*****	78
3.5	0.14	*****	*****	*****	*****	78
4	0.22	*****	*****	*****	*****	40
4.5	0.29	*****	*****	*****	*****	40
5	0.41	*****	*****	*****	*****	40
5.5	0.54	*****	*****	*****	*****	21
6	0.68	*****	*****	*****	*****	21
6.5	0.88	*****	*****	*****	*****	21
7	1.10	*****	*****	*****	*****	21
7.5	1.35	*****	*****	*****	*****	10
8	1.60	*****	*****	*****	*****	10
8.5	1.90	*****	*****	*****	*****	10
9	2.26	*****	*****	*****	*****	10
9.5	2.75	*****	*****	*****	*****	10
10	3.08	*****	*****	*****	*****	10
10.5	3.57	*****	*****	*****	*****	10
11	4.11	*****	*****	*****	*****	5
11.5	4.72	*****	*****	*****	*****	5
12	5.32	*****	*****	*****	*****	5
12.5	6.01	*****	*****	*****	*****	5
13	6.80	*****	*****	*****	*****	5
13.5	7.60	*****	*****	*****	*****	5
14	8.46	*****	*****	*****	*****	5
14.5	9.51	*****	*****	*****	*****	5
15	10.46	*****	*****	*****	*****	5

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

SCR (mm)	Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Average Pieces/Bag
1	3	*****	*****	*****	*****	869
1.1	3	*****	*****	*****	*****	653
1.2	3	*****	*****	*****	*****	503
1.3	3	*****	*****	*****	*****	396
1.4	3	*****	*****	*****	*****	317
1.5	3	*****	*****	*****	*****	255
1.6	3	*****	*****	*****	*****	212
1.7	3	*****	*****	*****	*****	177
1.8	3	*****	*****	*****	*****	149
1.9	3	*****	*****	*****	*****	127
2	3	*****	*****	*****	*****	109
2.1	3	*****	*****	*****	*****	94
2.2	3	*****	*****	*****	*****	82
2.3	3	*****	*****	*****	*****	71
2.4	3	*****	*****	*****	*****	63

Baguette (mm)	Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Average Pieces/Bag
4x2	3	*****	*****	*****	*****	27
5x2.5	3	*****	*****	*****	*****	16

Tapered Baguette	Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Average Pieces/Bag
5x2.5x2	3	*****	*****	*****	*****	19

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

Castle (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2.5	0.05	*****	*****	*****	*****	40
3	0.09	*****	*****	*****	*****	40
3.5	0.15	*****	*****	*****	*****	40
4	0.21	*****	*****	*****	*****	40
4.5	0.30	*****	*****	*****	*****	40
5	0.40	*****	*****	*****	*****	40
5.5	0.52	*****	*****	*****	*****	21
6	0.69	*****	*****	*****	*****	21
6.5	0.88	*****	*****	*****	*****	21
7	1.09	*****	*****	*****	*****	21
7.5	1.33	*****	*****	*****	*****	10
8	1.61	*****	*****	*****	*****	10

Cushion (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2	0.04	*****	*****	*****	*****	40
2.5	0.07	*****	*****	*****	*****	40
3	0.12	*****	*****	*****	*****	40
3.5	0.19	*****	*****	*****	*****	40
4	0.30	*****	*****	*****	*****	40
4.5	0.42	*****	*****	*****	*****	40
5	0.57	*****	*****	*****	*****	21
5.5	0.75	*****	*****	*****	*****	21
6	0.96	*****	*****	*****	*****	21
6.5	1.21	*****	*****	*****	*****	21
7	1.49	*****	*****	*****	*****	21
7.5	1.80	*****	*****	*****	*****	10
8	2.15	*****	*****	*****	*****	10
8.5	2.54	*****	*****	*****	*****	10
9	2.98	*****	*****	*****	*****	10
9.5	3.74	*****	*****	*****	*****	10
10	4.18	*****	*****	*****	*****	5
10.5	4.99	*****	*****	*****	*****	5

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

11	5.79	*****	*****	*****	*****	5
11.5	6.82	*****	*****	*****	*****	5
12	8.07	*****	*****	*****	*****	5

Heart (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
3	0.08	*****	*****	*****	*****	78
3.5	0.14	*****	*****	*****	*****	40
4	0.21	*****	*****	*****	*****	40
4.5	0.30	*****	*****	*****	*****	40
5	0.42	*****	*****	*****	*****	40
5.5	0.54	*****	*****	*****	*****	21
6	0.70	*****	*****	*****	*****	21
6.5	0.86	*****	*****	*****	*****	21
7	1.10	*****	*****	*****	*****	21
7.5	1.32	*****	*****	*****	*****	21
8	1.61	*****	*****	*****	*****	10
8.5	1.99	*****	*****	*****	*****	10
9	2.43	*****	*****	*****	*****	10
9.5	2.83	*****	*****	*****	*****	10
10	3.30	*****	*****	*****	*****	10

Marquise (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
4x2	0.06	*****	*****	*****	*****	40
5x2.5	0.12	*****	*****	*****	*****	40
6x3	0.21	*****	*****	*****	*****	21
7x3.5	0.32	*****	*****	*****	*****	21
8x4	0.47	*****	*****	*****	*****	21
9x4.5	0.67	*****	*****	*****	*****	21
10x5	0.90	*****	*****	*****	*****	21
11x5.5	1.26	*****	*****	*****	*****	12
12x6	1.58	*****	*****	*****	*****	12
13x6.5	1.98	*****	*****	*****	*****	12
14x7	2.48	*****	*****	*****	*****	12

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

Octagon (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2	0.03	*****	*****	*****	*****	78
2.5	0.07	*****	*****	*****	*****	78
3	0.11	*****	*****	*****	*****	78
3.5	0.17	*****	*****	*****	*****	78
4	0.25	*****	*****	*****	*****	40
4.5	0.36	*****	*****	*****	*****	40
5	0.47	*****	*****	*****	*****	40
5.5	0.62	*****	*****	*****	*****	21
6	0.80	*****	*****	*****	*****	21
6.5	1.02	*****	*****	*****	*****	21
7	1.26	*****	*****	*****	*****	21
7.5	1.56	*****	*****	*****	*****	10
8	1.87	*****	*****	*****	*****	10
8.5	2.19	*****	*****	*****	*****	10
9	2.58	*****	*****	*****	*****	10
9.5	3.02	*****	*****	*****	*****	10

Oval (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
4x2	0.09	*****	*****	*****	*****	40
5x3	0.23	*****	*****	*****	*****	40
6x4	0.43	*****	*****	*****	*****	21
7x5	0.84	*****	*****	*****	*****	21
8x6	1.33	*****	*****	*****	*****	10
9x7	1.91	*****	*****	*****	*****	10
10x8	2.72	*****	*****	*****	*****	10
11x9	3.74	*****	*****	*****	*****	10
12x10	5.18	*****	*****	*****	*****	5
14x10	6.58	*****	*****	*****	*****	5
14x10.5	6.93	*****	*****	*****	*****	5

Pear (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
5x3	0.20	*****	*****	*****	*****	21
6x4	0.39	*****	*****	*****	*****	21

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

7x5	0.69	*****	*****	*****	*****	21
7.5x5	0.76	*****	*****	*****	*****	21
8x5	0.85	*****	*****	*****	*****	21
9x6	1.33	*****	*****	*****	*****	12
10x7	1.93	*****	*****	*****	*****	12
10.5x7	2.13	*****	*****	*****	*****	12
12x7.5	2.87	*****	*****	*****	*****	12
12x8	3.09	*****	*****	*****	*****	5

Princess (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2	0.04	*****	*****	*****	*****	78
2.5x2.5	0.08	*****	*****	*****	*****	78
3x3	0.14	*****	*****	*****	*****	40
3.5x3.5	0.21	*****	*****	*****	*****	40
4x4	0.33	*****	*****	*****	*****	21
4.5x4.5	0.44	*****	*****	*****	*****	21
5x5	0.64	*****	*****	*****	*****	21
5.5x5.5	0.83	*****	*****	*****	*****	10
6x6	1.07	*****	*****	*****	*****	10
6.5x6.5	1.35	*****	*****	*****	*****	10
7x7	1.64	*****	*****	*****	*****	10
7.5x7.5	2.08	*****	*****	*****	*****	10
8x8	2.51	*****	*****	*****	*****	10
8.5x8.5	2.87	*****	*****	*****	*****	10
9x9	3.49	*****	*****	*****	*****	5
9.5x9.5	3.97	*****	*****	*****	*****	5
10x10	4.80	*****	*****	*****	*****	5
10.5x10.5	5.38	*****	*****	*****	*****	5
11x11	6.31	*****	*****	*****	*****	5
11.5x11.5	7.23	*****	*****	*****	*****	5
12x12	8.14	*****	*****	*****	*****	5
12.5x12.5	8.86	*****	*****	*****	*****	5
13.0x13.0	9.94	*****	*****	*****	*****	5

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

Radiant (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
4x2	0.10	*****	*****	*****	*****	40
5x3	0.30	*****	*****	*****	*****	40
6x4	0.61	*****	*****	*****	*****	21
7x5	1.04	*****	*****	*****	*****	10
8x6	1.67	*****	*****	*****	*****	10
9x7	2.43	*****	*****	*****	*****	10
10x8	3.51	*****	*****	*****	*****	10
11x9	4.79	*****	*****	*****	*****	5
12x10	6.45	*****	*****	*****	*****	5
14x10	8.41	*****	*****	*****	*****	5
14x12	11.72	*****	*****	*****	*****	5

SBC (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2	0.04	*****	*****	*****	*****	78
2.5x2.5	0.11	*****	*****	*****	*****	78
3x3	0.16	*****	*****	*****	*****	40
3.5x3.5	0.24	*****	*****	*****	*****	40
4x4	0.37	*****	*****	*****	*****	21
4.5x4.5	0.51	*****	*****	*****	*****	21
5x5	0.71	*****	*****	*****	*****	21
5.5x5.5	0.91	*****	*****	*****	*****	10
6x6	1.18	*****	*****	*****	*****	10
6.5x6.5	1.50	*****	*****	*****	*****	10
7x7	1.88	*****	*****	*****	*****	10
7.5x7.5	2.28	*****	*****	*****	*****	10
8x8	2.78	*****	*****	*****	*****	10
8.5x8.5	3.28	*****	*****	*****	*****	10
9x9	3.94	*****	*****	*****	*****	5
9.5x9.5	4.62	*****	*****	*****	*****	5
10.0x10.0	5.29	*****	*****	*****	*****	5

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

Triangle (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2x2	0.02	*****	*****	*****	*****	78
2.5x2.5x2.5	0.06	*****	*****	*****	*****	78
3x3x3	0.09	*****	*****	*****	*****	78
3.5x3.5x3.5	0.14	*****	*****	*****	*****	40
4x4x4	0.21	*****	*****	*****	*****	40
4.5x4.5x4.5	0.30	*****	*****	*****	*****	21
5x5x5	0.40	*****	*****	*****	*****	21
5.5x5.5x5.5	0.52	*****	*****	*****	*****	21
6x6x6	0.67	*****	*****	*****	*****	21
6.5x6.5x6.5	0.83	*****	*****	*****	*****	10
7x7x7	1.06	*****	*****	*****	*****	10
7.5x7.5x7.5	1.28	*****	*****	*****	*****	10
8x8x8	1.48	*****	*****	*****	*****	10
8.5x8.5x8.5	1.79	*****	*****	*****	*****	10
9x9x9	2.12	*****	*****	*****	*****	10
9.5x9.5x9.5	2.41	*****	*****	*****	*****	10

Trillion (mm)	Average Carat Weight	Price	Suggested Wholesale	Minimum Advertised Price	Suggested Retail	Tray Capacity
2x2x2	0.02	*****	*****	*****	*****	78
2.5x2.5x2.5	0.05	*****	*****	*****	*****	78
3x3x3	0.08	*****	*****	*****	*****	78
3.5x3.5x3.5	0.13	*****	*****	*****	*****	40
4x4x4	0.18	*****	*****	*****	*****	40
4.5x4.5x4.5	0.27	*****	*****	*****	*****	21
5x5x5	0.36	*****	*****	*****	*****	21
5.5x5.5x5.5	0.47	*****	*****	*****	*****	21
6x6x6	0.61	*****	*****	*****	*****	21
6.5x6.5x6.5	0.74	*****	*****	*****	*****	10
7x7x7	0.94	*****	*****	*****	*****	10
7.5x7.5x7.5	1.16	*****	*****	*****	*****	10
8x8x8	1.44	*****	*****	*****	*****	10
8.5x8.5x8.5	1.66	*****	*****	*****	*****	10
9x9x9	2.16	*****	*****	*****	*****	10
9.5x9.5x9.5	2.41	*****	*****	*****	*****	10
10x10x10	2.77	*****	*****	*****	*****	5
10.5x10.5x10.5	3.34	*****	*****	*****	*****	5
11x11x11	3.85	*****	*****	*****	*****	5

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

Schedule B

1.	* * * * *;
	* * * * *	$	*	* * * *
	* * * * *		*	* * * *
	* * * * *		*	* * * *
	* * * * *		*	* * * *
	Sub total				$	*	* * * *

2.	* * * * *					*	* * * *

3.	* * * * *					*	* * * *

4.	* * * * *
	* * * * *					*	* * * *
	* * * * *					*	* * * *
	* * * * *					*	* * * *
* * * * *
	* * * * *					*	* * * *

5.	* * * * *					*	* * * *

6.	* * * * *;
	* * * * *					*	* * * *
Total Budget					$	*	* * * *